Consolidated Statements of Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Pension net gain (loss), tax	$ 5,705	$ 1,523	$ (7,291)
Amortization of pension net losses, tax	734	609	379
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Pension net gain (loss), tax	5,705	1,523	(7,291)
Amortization of pension net losses, tax	$ 734	$ 609	$ 379